UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2005

First Potomac Realty Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-986-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2005, our operating partnership, First Potomac Realty Investment Limited Partnership, entered into a second amendment to our unsecured revolving credit facility (the "Second Amendment") with KeyBank National Association and Wells Fargo National Bank.

The Second Amendment (i) increases the permitted borrowings under the credit facility from $75 to $100 million; (ii) changes the maximum recourse debt covenant from $10 million to 10% of gross asset value; (iii) modifies the process for adding eligible unencumbered properties to the unsecured corporate debt; and (iv) permits additional unsecured corporate debt. The credit facility matures on December 31, 2006, however we may extend the facility until December 31, 2007. Except as expressly amended thereby, the forms of the original credit facility, including default provisions and other covenants remain unchanged. As part of the transaction, the Company paid an amendment fee of twenty-one basis points on the increased amount of the facility.

Also on October 12, 2005, two unencumbered properties were added to the unsecured credit facility pursuant to Joinder Agreements.

A copy of the Second Amendment and the two Joinder Agreements are attached as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Amendment No. 2 to Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership, KeyBank National Association, Wells Fargo National Bank, and Key Bank, N.A. as Managing Administrative Agent, dated October 12, 2005.

10.2 Joinder Agreement among Gateway Hampton Roads, LLC, First Potomac Realty Investment Limited Partnership, KeyBank National Association, individually and as Managing Administrative Agent, dated October 12, 2005.

10.3 Joinder Agreement among FP Campostella Road, LLC, FP Diamond Hill, LLC, First Potomac Realty Investment Limited Partnership, and KeyBank National Association, individually and as Managing Administrative Agent, dated October 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Potomac Realty Trust

October 14, 2005	By:	Barry H. Bass

Name: Barry H. Bass
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Revolving Credit Agreement among First Potomac Realty Investment Limited Partnership, KeyBank National Association, Wells Fargo National Bank, and KeyBank N.A. as Managing Administrative Agent dated October 12, 2005
10.2	Joinder Agreement among Gateway Hampton Roads, LLC, First Potomac Realty Investment Limited Partnership and KeyBank National Association, individually and as Managing Administrative Agent, dated October 12, 2005
10.3	Joinder Agreement among FP Campostella Road, LLC, FP Diamond Hill, LLC, First Potomac Realty Investment Limited Partnership and KeyBank National Association, individually and as Managing Administrative Agent, dated October 12, 2005